SUMMARY PROSPECTUS
RPLCX
October 1, 2016
T. Rowe Price Institutional Long Duration Credit Fund
A fund seeking high income through investments in longer duration investment-grade debt securities. This fund is only available to institutional investors.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2016, as amended or supplemented, and Statement of Additional Information, dated October 1, 2016, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

The fund seeks to provide high income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%

Other expenses	0.00

Total annual fund operating expenses	0.45

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$46	$144	$252	$567

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 55.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest in a diversified portfolio of longer duration debt securities issued by corporations as well as certain noncorporate issuers. While the fund will focus on corporate bonds, the noncorporate debt securities in which the fund may invest include securities issued by supranational organizations and U.S. and foreign governments and government agencies (including securities of issuers in emerging markets). There is no limit on the fund’s investments in U.S. dollar-denominated foreign securities, but non-U.S. dollar-denominated holdings are limited to 10% of the fund’s total assets. Holdings will mainly consist of investment-grade debt securities, although the fund has the

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flexibility to purchase some noninvestment-grade bonds (also called high yield or “junk” bonds).

Interest rates and bond prices tend to move in opposite directions. Duration, which is expressed in years, is a calculation that attempts to measure the price sensitivity of a bond or bond fund to changes in interest rates. The longer a bond fund’s duration, the more sensitive that fund should be to changes in interest rates. For example, if interest rates rise by 1% and a fixed-rate bond has a duration of 10 years, it is estimated that the principal value of the bond will decrease by approximately 10%. While the fund may invest in debt securities of any maturity or duration, the fund expects to normally maintain an effective duration within +/-20% of the duration of the Barclays U.S. Long Credit Index. As of July 31, 2016, the duration of the Barclays U.S. Long Credit Index was 14.02 years. However, the duration of the fund and this index will change over time and could be significantly higher or lower during certain interest rate environments.

Under normal conditions, at least 85% of the fund’s net assets will be rated investment grade (AAA, AA, A, or BBB, or an equivalent rating) at the time of purchase by at least one of the major credit rating agency or, if not rated by any credit rating agency, deemed to be of investment-grade quality by T. Rowe Price. Such investment-grade investments could include “split-rated” securities, which are securities that are rated as investment grade by at least one credit rating agency but rated below investment grade by another agency. Up to 15% of the fund’s net assets can be invested in noninvestment-grade securities. Any investments in noninvestment-grade securities will be focused primarily on the higher-quality range (BB or an equivalent rating) of the high yield market and the fund will not purchase any individual bond that is rated B or below (or equivalent) by any major credit rating agency.

While most of the fund’s assets will typically be invested directly in debt securities, the fund may use derivatives such as Treasury futures contracts, interest rate futures, interest rate swaps, and interest rate swap futures primarily in an effort to manage the portfolio’s duration or interest rate risk.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or different sectors.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could

Summary	3

underperform in comparison to other funds with similar objectives and investment strategies.

Fixed income markets risk Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Interest rate risk This is the risk that the prices of, and the income generated by, the debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk. The fund’s longer duration should result in relatively higher interest rate risk when compared to bond funds with lower durations.

Prepayment risk and extension risk Prepayment risk is the risk that the principal on any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make callable debt securities more volatile.

Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, rating downgrade, or inability to meet a financial obligation. Junk bonds carry a higher risk of default and should be considered speculative. The fund’s exposure to credit risk is increased to the extent it invests in securities that are rated noninvestment grade.

Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values

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relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Derivatives risk The fund uses Treasury futures contracts, interest rate futures, interest rate swaps, or interest rate swap futures, and is therefore exposed to additional volatility in comparison to investing directly in bonds and other debt securities. These instruments can experience reduced liquidity and become difficult to value and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risks that adjustments to the fund’s duration through derivatives will result in additional portfolio volatility and that anticipated interest rate movements will not be accurately predicted, which could lead to losses and significantly harm the fund’s performance. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

The fund’s return for the six months ended 6/30/16 was 12.73%.

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The following table shows the average annual returns for the fund, and also compares the returns with a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Average Annual Total Returns
	Periods ended
	December 31, 2015

	1 Year	Since inception	Inception date
Institutional Long Duration Credit Fund			06/03/2013
Returns before taxes	-2.66%	3.33%
Returns after taxes on distributions	-4.44	1.54
Returns after taxes on distributions
and sale of fund shares	-1.38	1.76
Barclays U.S. Long Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	-4.56	2.53
Lipper Corporate Debt Funds BBB-Rated Average	-1.71	2.78 *

* Returns as of 5/31/13.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
David A. Tiberii	Chairman of Investment Advisory Committee	2013	2003

Purchase and Sale of Fund Shares

The fund generally requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for certain types of accounts held through a retirement plan, financial advisor, or other financial intermediary.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail or by telephone
(1-800-638-8790).

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If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E151-045 10/1/16